SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 7) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Current Liabilities
Accounts payable		$ 55,756	$ 5,280
Deferred revenue	$ 440,327	779,128	0
Lease liability current portion		181,199	0
Sales tax liability	5,318	12,665	0
Total current liabilities	604,845	1,028,748	5,280
Total long term liabilities	1,107,237	1,169,373	0
Total liabilities	$ 1,712,082	$ 2,198,121	$ 5,280